UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT
_____________________

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 3, 2012

PUBLIC STORAGE
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-33519	95-3551121
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

701 Western Avenue, Glendale, California	91201-2349
(Address of Principal Executive Offices)	(Zip Code)

(818) 244-8080
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information in Item2.02 of this Form 8-K and the Exhibit attached hereto pursuant to Item 9.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 2.02                      Results of Operations and Financial Condition and Exhibits

On May 3, 2012 Public Storage announced its financial results for the quarter ended March 31, 2012. The full text of the press release  issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.07              Submission of Matters to a Vote of Security Holders

        We held our annual meeting of shareholders on May 3, 2012, at which four proposals were submitted to our shareholders for a vote. The proposals are described in detail in our proxy statement for the 2012 Annual Meeting filed with the Securities and Exchange Commission on March 23, 2012. The final results for the votes for each proposal are set forth below.

1.
Our shareholders elected eight trustees to our Board of Trustees, to hold office until the 2013 Annual Meeting or until their successors are duly qualified and elected. The votes for each nominee were as follows:

	Total Votes
Name	Total Votes For	Total Votes Withheld	Broker Nonvotes
Ronald L. Havner, Jr.	141,842,699	4,548,030	7,561,134
Tamara Hughes Gustavson	142,177,663	4,213,066	7,561,134
Uri P. Harkham	144,411,548	1,979,181	7,561,134
B. Wayne Hughes, Jr.	136,456,716	9,934,013	7,561,134
Avedick B. Poladian	143,844,215	2,546,514	7,561,134
Gary E. Pruitt	143,341,823	3,048,906	7,561,134
Ronald P. Spogli	143,990,371	2,400,358	7,561,134
Daniel C. Staton	143,330,967	3,059,762	7,561,134

2.	The shareholders ratified the appointment of Ernst & Young LLP as Public Storage’s independent registered public accounting firm for the fiscal year ending December 31, 2012:

Votes For	Votes Against	Abstain	Broker Non-Votes

151,298,964	2,416,165	236,734	0

3.	The shareholders approved the material terms of executive officer incentive compensation as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes

141,635,107	4,390,652	364,711	7,561,393

4.	The shareholders approved the advisory vote on executive compensation:

Votes For	Votes Against	Abstain	Broker Non-Votes

144,114,710	906,699	1,369,061	7,561,393

Item 8.01                      Other Events

On May 3, 2012, Public Storage announced that it is calling for redemption all outstanding depositary shares representing interests in its 7.0% Cumulative Preferred Shares, Series N (NYSE:PSAPrN) on July 2, 2012 at $25 per depositary share plus accrued dividends from July 1, 2012 through the date of redemption.  The aggregate redemption amount, before payment of accrued dividends, to be paid to all holders of the depositary shares is $172.5 million.

Item 9.01                      Financial Statements and Exhibits

(c)           Exhibits

Exhibit 99.1—Press Release dated May 3, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:           May 3, 2012

                 PUBLIC STORAGE

By:	/s/ John Reyes
John Reyes
Senior Vice President